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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AT&T Wireless Services, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, John D. Zeglis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                By: /s/ John D. Zeglis
                                                    ----------------------------
                                                    John D. Zeglis
                                                    Chief Executive Officer

Dated: November 13, 2003